UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2009

NATIONAL COAL CORP.
(Exact name of registrant as specified in its charter)

FLORIDA	0-26509	65-0601272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8915 George Williams Road Knoxville, Tennessee 37923
(Address of Principal Executive Offices/Zip Code)

(865) 690-6900
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.04      Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        Our wholly-owned subsidiary, National Coal of Alabama, Inc. (“NC Alabama”), is party to that certain Note Purchase Agreement, dated October 19, 2007, by and among NC Alabama, TCW Energy Fund XIV, L.P., TCW Energy Fund XIV-A, L.P., and TCW Energy Fund XIV (Cayman), L.P. (each a “Holder” and collectively, the “Holders”, and TCW Asset Management Company, as administrative agent for the Holders (“TCW”), pursuant to which NC Alabama borrowed from the Holders $60 million in principal amount of indebtedness. The Note Purchase Agreement was amended by Amendment No. 1 and Waiver dated as of August 13, 2008, Amendment No. 2 and Waiver dated as of November 12, 2008, and Amendment No. 3 and Waiver dated as of March 23, 2009. The Note Purchase Agreement, as amended, is referred to herein as the “Credit Agreement”.

        On June 26, 2009, NC Alabama was obligated to pay to the Holders an amount of $1,874,600 of accrued interest on the loans made pursuant to the Credit Agreement (the “Interest Payment”). The date for making the Interest Payment was extended by the Holders and TCW on two occasions, first to July 13, 2009 and then to July 16, 2009, during which extension periods we engaged in discussions with TCW with the objective of modifying the Credit Agreement in order to address the imminent defaults under the Credit Agreement and NC Alabama’s ability to comply with the Credit Agreement on an ongoing basis.

        We were unable to reach agreement with TCW on acceptable modifications of the Credit Agreement, and on July 17, 2009, TCW delivered to NC Alabama notice of default under the Credit Agreement. NC Alabama’s failure to pay the Interest Payment will constitute an event of default under the Credit Agreement if such payment is not received on or before July 21, 2009. NC Alabama is unable to pay the Interest Payment, and an event of default under the Credit Agreement will occur on July 21, 2009. Upon an event of default, TCW has advised that it will declare all of the obligations under the Credit Agreement and the other loan documents entered into in connection therewith immediately due and payable. TCW also will have the right to elect to increase the rate of interest on the outstanding loans by two percent per annum. As of June 30, 2009, NC Alabama owed the Holders approximately $64.5 million, including approximately $64.0 million of principal and accrued interest under the Credit Agreement and approximately $530,000 in royalties for coal production through June 30, 2009 pursuant to an Overriding Royalty Interest conveyed to the Holders.

        In addition, the Credit Agreement provides that upon the acceleration of the entire unpaid balance of the indebtedness under the Credit Agreement, the Holders also are entitled to receive the Make-Whole Amount, which amount is the present value of all future interest payments with respect to the principal amount of indebtedness under the Credit Agreement that would be due if no payment of such principal amount of indebtedness were made prior to the maturity date of the Credit Agreement. If the entire principal amount of indebtedness under the Credit Agreement was paid in full on June 30, 2009, we estimate that the Make-Whole Amount would have been approximately $21.2 million.

        NC Alabama is unable to pay the Holders the amounts due under the Credit Agreement and the other loan documents. Following an event of default, we believe that TCW will immediately commence proceedings to foreclose on the outstanding capital stock of NC Alabama held by our wholly-owned subsidiary, NCC Corp.

        No creditor of NCC Corp. or NC Alabama, including the Holders, has a lien or encumbrance on assets of National Coal Corp. or its other subsidiaries. No creditor of NCC Corp. or NC Alabama, including the Holders, has any recourse to National Coal Corp. or its other subsidiaries for any liabilities of NCC Corp. or NC Alabama, including liabilities arising under the Credit Agreement. National Coal Corp. and its other subsidiaries cannot and do not provide capital or other financial support to NCC Corp. or NC Alabama. Each of NCC Corp. and NC Alabama is an “unrestricted subsidiary” within the meaning of our 10.5% Senior Secured Notes due 2010.

        We believe that the operations of National Coal Corp. and its other subsidiaries, which operate coal mines in Tennessee, will continue independent of any actions that TCW may take with respect to NC Alabama and its assets.

        On July 20, 2009, we issued a press release disclosing NC Alabama’s receipt of the notice of default under the Credit Agreement, a copy of which is attached hereto as Exhibit 99.1.

Forward-looking Statements

        This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may use words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions to identify forward-looking statements. These forward-looking and other statements, which are not historical facts, are based largely upon our current expectations and assumptions and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. These risks and uncertainties include, among others, what actions TCW may take with respect to NC Alabama and its assets as a result of NC Alabama’s default under the Credit Agreement. These and other risks are more fully described in our filings with the Securities and Exchange Commission including our most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which should be read in conjunction herewith for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.       Financial Statements and Exhibits

(d)	Exhibits.
The following exhibits are filed herewith:

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by National Coal Corp., dated July 20, 2009.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.
Date: July 20, 2009	By: /s/ Michael R. Castle —————————————— Michael R. Castle Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by National Coal Corp., dated July 20, 2009.

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